UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file Number 811-5276

Value Line Strategic Asset Management Trust

(Exact name of registrant as specified in charter)

220 East 42nd Street, New York, N.Y. 10017

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 212-907-1500

Date of fiscal year end: December 31, 2004

Date of reporting period: December 31, 2004

Item I. Reports to Stockholders.

A copy of the Annual Report to Stockholders for the period ended 12/31/04 is included with this Form.

■ Value Line Strategic Asset Management Trust	Annual Report To Contractowners

Stephen E. Grant, Portfolio Manager (right),

Jeffrey D. Geffen, Director of Bond Management (left)

Objective:

High total investment return consistent with reasonable risk

Inception Date:

October 1, 1987

Net Assets at December 31, 2004:

$773,540,687

Portfolio composition  at December 31, 2004:

An Update from Fund Management

The Trust earned a total return of 12.19% in 2004. This compared with a total return of 10.88% for the S&P 500 Index and a total return of 4.20% for the Lehman Government/Credit Bond Index. Since its inception over 17 years ago, the Trust’s average annual total return was 11.33% as of December 31, 2004. At the same time, the portfolio’s sizable holdings of bonds and cash have kept risk down to a moderate level.

Both good stock selection and favorable asset allocation helped performance in 2004. By sector, the portfolio benefited from a heavier weighting in industrials and a lighter weighting in technology, relative to its benchmark. By market capitalization, the portfolio benefited from a heavier weighting in mid-cap stocks, which represent over 50% of stockholdings. In what was a good year for the stock market, the Trust had 65%-70% of assets allocated to stocks. Bonds were 10%-15% of assets, with cash making up the remainder of approximately 20%. Bonds produced better total returns than cash for the year, so performance was hurt a bit by our underweighted bond position. The Trust’s asset allocation held quite steady throughout the year, though we took advantage of dips in the stock market to add to positions, while using rallies to cut back.

In selecting stocks, we rely on the Value Line Timeliness Ranking and Performance Ranking Systems. These favor companies with strong relative earnings momentum and stock price momentum. Asset allocation is guided by Value Line’s proprietary stock market and bond market models, which incorporate a number of economic and financial variables.

The views expressed above are those of the Trust’s portfolio manager(s) as of December 31, 2004 and are subject to change without notice. They do not necessarily represent the views of Value Line. The views expressed herein are based on current market conditions and are not intended to predict or guarantee the future performance of any Trust, any individual security, any market or market segment. The composition of the Trust’s portfolio is subject to change. No recommendation is made with respect to any security discussed herein.

About information in this report:

•	It is important to consider the Fund’s investment objectives, risks, fees and expenses before investing. All funds involve some risk, including possible loss of the principal amount invested.

•	The S&P 500 Index is an unmanaged index of 500 primarily large cap U.S. stocks that is generally considered to be representative of U.S. stock market activity. The Lehman Government/Credit Bond Index is an unmanaged index that is generally considered to be representative of U.S. government and corporate bond market activity. Index returns are provided for comparative purposes. Please note that the indices are not available for direct investment and their returns do not reflect the fees and expenses that have been deducted from the Fund.

■ Value Line Strategic Asset Management Trust	Annual Report To Contractowners

Top Ten Common Stock Holdings  (As of 12/31/2004)

Company	Percentage of Total Net Assets
Varian Medical Systems, Inc.	1.11%
CP Holders, Inc.	1.07%
Harman International Industries, Inc.	0.99%
American Standard Cos., Inc.	0.96%
Coach, Inc.	0.91%
ITT Industries, Inc.	0.82%
International Game Technology	0.81%
Golden West Finl Corp.	0.72%
St Jude Medical Inc.	0.72%
Johnson Controls, Inc.	0.69%

Sector Weightings vs. Index  (As of 12/31/04)

Average Annual Total Returns  (For periods ended 12/31/2004)

	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception
Value Line Strategic Asset Management Trust	12.19%	4.57%	0.30%	10.73%	11.33%
60%/40% S&P 500 Index: Lehman Gov’t/Credit Bond Index	8.21%	4.79%	1.82%	10.36%	10.87%

All performance data quoted is historical and the results represent past performance and neither guarantee nor predict future investment results. To obtain performance data current to the most recent month (availability within 7 business days of the most recent month end), please call us at (800) 221-3253 or visit our website at www.guardianinvestor.com. Current performance may be higher or lower than the performance quoted here. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. The return figures shown do not reflect the deduction of taxes that a contractowner may pay on distributions or redemption of units.

■ Value Line Strategic Asset Management Trust	Annual Report To Contractowners

Growth of a Hypothetical $10,000 Investment

To give you a comparison, this chart shows you the performance of a hypothetical $10,000 investment made in the Value Line Strategic Asset Management Trust, and in the Fund’s benchmark, which is a 60/40 blend of the S&P 500 Index and the Lehman Government/Credit Bond Index. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

Fund Expenses

By investing in the Fund, you incur ongoing costs, including, management fees; distribution and/or service (12b-1) fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other underlying funds.

The examples are based on an investment of $1,000 invested on July 1, 2004 and held for six months ended December 31, 2004.

Shares of the Fund are not offered directly to the public. Instead, shares are currently issued and redeemed only in connection with investments in and payments under certain variable annuity and variable insurance contracts issued by Guardian Insurance and Annuity Company, Inc. The fees and expenses associated with the variable contracts are not included in these examples, and had such fees and expenses been included, your costs would have been higher. Please see your variable contract prospectus for more details on the fees associated with the variable contract.

Actual Expenses

The first table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value July 1, 2004	Ending Account Value Dec. 31, 2004	Expenses Paid During the Period[1] July 1, 2004- Dec. 31, 2004
Value Line Strategic Asset Management Trust	$1,000.00	$1,071.00	$4.89

[1]	Expenses are equal to the Fund’s annualized expense ratio of .94%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the Fund’s most recent fiscal half-year).

■ Value Line Strategic Asset Management Trust	Annual Report To Contractowners

Hypothetical Example for Comparison Purposes

This second table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value July 1, 2004	Ending Account Value Dec. 31, 2004	Expenses Paid During the Period[1] July 1, 2004- Dec. 31, 2004
Value Line Strategic Asset Management Trust	$1,000.00	$1,020.41	$4.77

1	Expenses are equal to the Fund’s annualized expense ratio of .94%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the Fund’s most recent fiscal half-year).

■	Value Line Strategic Asset Management Trust

Schedule of Investments

December 31, 2004

Common Stocks — 68.7%
Shares		Value
Advertising — 0.3%
40,000	R.H. Donnelley Corp.*	$2,362,000

Aerospace/Defense — 0.9%
12,000	Engineered Support Systems, Inc.	710,640
8,000	L-3 Communications Holdings, Inc.	585,920
23,000	Precision Castparts Corp.	1,510,640
66,000	Rockwell Collins, Inc.	2,603,040
41,000	United Defense Industries, Inc.*	1,937,250

		7,347,490

Air Transport — 0.6%
33,000	FedEx Corp.	3,250,170
20,000	United Parcel Service, Inc	1,709,200

		4,959,370

Apparel — 0.2%
40,000	Polo Ralph Lauren Corp.	1,704,000

Auto Parts — 1.5%
36,000	Autoliv Inc.	1,738,800
10,000	BorgWarner, Inc.	541,700
26,000	Eaton Corp.	1,881,360
84,000	Johnson Controls, Inc.	5,328,960
9,000	Lear Corp.	549,090
18,000	Magna International, Inc. Class “A”	1,485,900

		11,525,810

Bank — 2.7%
70,000	Bank of Hawaii Corp.	3,551,800
48,000	BankNorth Group, Inc.	1,756,800
23,000	City National Corp.	1,624,950
43,000	Compass Bancshares, Inc.	2,092,810
33,000	Hibernia Corp.	973,830
22,000	M&T Bank Corp.	2,372,480
70,969	North Fork Bancorporation, Inc.	2,047,456
32,000	Webster Financial Corp.	1,620,480
78,000	Wells Fargo & Co.	4,847,700

		20,888,306

Bank–Midwest — 0.4%
61,000	Huntington Bancshares, Inc.	1,511,580
60,000	TCF Financial Corp.	1,928,400

		3,439,980

Beverage–Alcoholic — 0.7%
24,000	Brown-Forman Corp. Class “B”	1,168,320
94,000	Constellation Brands, Inc. Class “A”*	4,371,940

		5,540,260

Biotechnology — 0.2%
14,000	Gen-Probe Incorporated*	632,940
45,000	Medicines Company (The)*	1,296,000

		1,928,940

Building Materials — 0.1%
22,000	Jacobs Engineering Group, Inc.*	1,051,380

Canadian Energy — 0.2%
5,000	Nova Chemicals Corp.	236,500
63,000	Talisman Energy Inc.	1,698,480

		1,934,980

Cement & Aggregates — 0.4%
17,600	Ceradyne, Inc.*	1,006,896
31,600	Florida Rock Industries, Inc.	1,881,148

		2,888,044

Shares		Value
Chemical–Diversified — 1.1%
27,000	Air Products & Chemicals, Inc.	$1,565,190
24,000	Cytec Industries Inc.	1,234,080
32,000	Potash Corp. of Saskatchewan, Inc.	2,657,920
42,000	3M Company	3,446,940

		8,904,130

Chemical–Specialty — 1.1%
108,000	Ecolab Inc.	3,794,040
104,000	Praxair, Inc.	4,591,600

		8,385,640

Coal — 0.3%
25,000	Peabody Energy Corp.	2,022,750

Computer & Peripherals — 0.2%
34,500	Zebra Technologies Corp. Class “A”*	1,941,660

Computer Software & Services — 2.4%
78,000	Autodesk, Inc.	2,960,100
46,000	CACI International Inc.*	3,133,980
56,000	Cognizant Technology Solutions Corp. Class “A”*	2,370,480
71,000	Cognos Inc.*	3,128,260
27,000	Infosys Technologies Ltd.	1,871,370
10,000	MicroStrategy, Inc.*	602,500
160,000	Symantec Corp.*	4,121,600

		18,188,290

Diversified Companies — 3.8%
180,000	American Standard Companies, Inc.*	7,437,600
49,000	Ametek, Inc	1,747,830
12,000	Brink’s Company (The)	474,240
73,600	Danaher Corp.	4,225,376
26,000	Fortune Brands, Inc.	2,006,680
75,000	ITT Industries, Inc.	6,333,750
20,400	Parker-Hannifin Corp.	1,545,096
43,000	Pentair, Inc.	1,873,080
24,000	Textron Inc.	1,771,200
18,000	United Technologies Corp.	1,860,300

		29,275,152

Drug — 1.2%
39,000	Angiotech Pharmaceuticals, Inc.*	719,550
40,000	Biogen Idec, Inc.*	2,664,400
16,000	Celgene Corp.*	424,480
38,000	Covance Inc.*	1,472,500
47,000	MGI Pharma, Inc.*	1,316,470
86,000	Teva Pharmaceutical Industries Ltd. (ADR)	2,567,960

		9,165,360

E–Commerce — 0.3%
196,000	TIBCO Software, Inc.*	2,614,640

Electrical Equipment — 1.0%
60,000	FLIR Systems, Inc.*	3,827,400
43,000	Rockwell Automation, Inc.	2,130,650
55,000	Trimble Navigation Ltd.*	1,817,200
12,000	Wesco International, Inc.*	355,680

		8,130,930

Electric Utility–Central — 0.8%
38,000	Entergy Corp.	2,568,420
57,000	TXU Corp.	3,679,920

		6,248,340

See notes to financial statements.

■	Value Line Strategic Asset Management Trust

Schedule of Investments (Continued)

December 31, 2004

Shares		Value
Electric Utility–East — 0.4%
37,000	Exelon Corp.	$1,630,590
52,000	Southern Co. (The)	1,743,040

		3,373,630

Electric Utility–West — 0.2%
41,000	Sempra Energy	1,503,880

Electronics — 1.3%
60,000	Harman International Industries, Inc.	7,620,000
27,000	Harris Corp.	1,668,330
18,000	Plantronics, Inc.	746,460

		10,034,790

Entertainment Technology — 0.2%
30,000	Avid Technology, Inc.*	1,852,500

Environmental — 0.6%
53,000	Republic Services, Inc.	1,777,620
57,000	Stericycle, Inc.*	2,619,150

		4,396,770

Financial Services–Diversified — 1.7%
72,000	Citigroup, Inc.	3,468,960
40,000	Doral Financial Corp.	1,970,000
24,000	Global Payments, Inc.	1,404,960
27,000	Investors Financial Services Corp.	1,349,460
48,000	SLM Corp.	2,562,720
49,000	Willis Group Holdings Ltd.	2,017,330

		12,773,430

Food Processing — 1.4%
72,000	Archer-Daniels-Midland Corp.	1,606,320
43,000	Bunge Limited	2,451,430
63,000	Dean Foods Co.*	2,075,850
21,000	McCormick & Co., Inc.	810,600
25,760	Smucker (J.M.) Co.	1,212,523
37,000	Wrigley (Wm.) Jr. Co.	2,560,030

		10,716,753

Food Wholesalers — 0.5%
92,000	SYSCO Corp.	3,511,640

Furniture/Home Furnishings — 0.2%
13,000	Mohawk Industries, Inc.*	1,186,250

Grocery — 0.5%
43,000	Whole Foods Market, Inc.	4,100,050

Home Appliance — 0.8%
23,000	Black & Decker Corporation (The)	2,031,590
52,000	Toro Company (The)	4,230,200

		6,261,790

Hotel/Gaming — 2.3%
50,000	Boyd Gaming Corp.	2,082,500
29,000	Choice Hotels International, Inc.	1,682,000
52,000	GTECH Holdings Corp.	1,349,400
27,000	Harrah’s Entertainment, Inc.	1,806,030
183,000	International Game Technology	6,291,540
18,000	MGM MIRAGE*	1,309,320
30,000	Station Casinos, Inc.	1,640,400
51,000	WMS Industries, Inc.*	1,710,540

		17,871,730

Household Products — 0.8%
42,000	Energizer Holdings, Inc.*	2,086,980
26,000	Scotts Company (The) Class “A”*	1,911,520
55,000	Yankee Candle Company, Inc. (The)*	1,824,900

		5,823,400

Shares		Value
Industrial Services — 0.7%
41,000	C.H. Robinson Worldwide, Inc.	$2,276,320
7,000	Expeditors International of Washington, Inc.	391,160
78,000	Iron Mountain, Inc.*	2,378,220

		5,045,700

Information Services — 0.9%
55,000	Alliance Data Systems Corp.*	2,611,400
4,000	Corporate Executive Board Co. (The)	267,760
36,000	Dun & Bradstreet Corporation (The)*	2,147,400
22,000	Moody’s Corp.	1,910,700

		6,937,260

Insurance–Life — 0.3%
46,000	Torchmark Corp.	2,628,440

Insurance–Property & Casualty — 1.9%
63,000	Berkley (W.R.) Corp.	2,971,710
50,000	Everest Re Group, Ltd.	4,478,000
68,750	Fidelity National Financial, Inc.	3,139,812
42,000	Progressive Corp.	3,563,280
7,000	Safeco Corp.	365,680

		14,518,482

Internet — 0.8%
40,000	eBay, Inc.*	4,651,200
48,000	Verisign Inc.*	1,608,960

		6,260,160

Machinery — 1.1%
39,000	Actuant Corp. Class “A”*	2,033,850
34,000	Briggs & Stratton Corp.	1,413,720
20,000	Caterpillar, Inc.	1,950,200
42,000	Donaldson Co., Inc.	1,368,360
52,000	Graco Inc.	1,942,200

		8,708,330

Manufactured Housing/Recreational Vehicle — 0.2%
46,000	Winnebago Industries, Inc.	1,796,760

Medical Services — 2.4%
16,000	Aetna Inc.	1,996,000
27,500	Coventry Health Care, Inc.*	1,459,700
54,256	DaVita Inc.*	2,144,740
57,000	Renal Care Group, Inc.*	2,051,430
41,000	Sierra Health Services, Inc.*	2,259,510
42,640	UnitedHealth Group Inc.	3,753,599
43,000	Wellpoint, Inc.*	4,945,000

		18,609,979

Medical Supplies — 5.1%
38,000	Bard (C.R.), Inc.	2,431,240
84,000	Biomet, Inc.	3,644,760
15,000	Charles River Laboratories International, Inc.*	690,150
5,000	Connetics Corp.*	121,450
33,000	Cooper Companies, Inc.	2,329,470
8,000	Cytyc Corp.*	220,560
66,000	Fisher Scientific International, Inc.*	4,117,080
35,000	Henry Schein Inc.*	2,437,400
31,000	IDEXX Laboratories, Inc.*	1,692,290
30,000	Inamed Corp.*	1,897,500
18,000	Mentor Corp.	607,320
80,000	Patterson Companies, Inc.*	3,471,200
132,000	St. Jude Medical, Inc.*	5,534,760
198,000	Varian Medical Systems, Inc.*	8,561,520
20,000	Zimmer Holdings, Inc.*	1,602,400

		39,359,100

See notes to financial statements.

■	Value Line Strategic Asset Management Trust

Schedule of Investments (Continued)

December 31, 2004

Shares		Value
Metals & Mining — 0.1%
10,000	Cameco Corp.	$1,048,600

Natural Gas–Distribution — 0.3%
66,000	UGI Corp.	2,700,060

Natural Gas–Diversified — 1.8%
42,000	Energen Corp.	2,475,900
35,000	Equitable Resources, Inc.	2,123,100
87,500	Patina Oil & Gas Corp.	3,281,250
34,000	Questar Corp	1,732,640
4,000	Southwestern Energy Co.*	202,760
111,666	XTO Energy, Inc.	3,950,743

		13,766,393

Newspaper — 0.8%
15,000	Gannett Co., Inc.	1,225,500
20,200	Knight-Ridder, Inc.	1,486,068
50,000	Scripps (E.W.) Co. Class “A”	2,414,000
700	Washington Post Co. (The) Class “B”	688,114

		5,813,682

Office Equipment & Supplies — 0.5%
118,000	Staples, Inc.	3,977,780

Oilfield Services/Equipment — 0.4%
49,000	FMC Technologies Inc. *	1,577,800
30,000	Teekay Shipping Corp.	1,263,300

		2,841,100

Packaging & Container — 0.6%
54,000	Ball Corp.	2,374,920
56,000	Jarden Corp.*	2,432,640

		4,807,560

Petroleum–Integrated — 0.5%
34,000	Denbury Resources Inc.*	933,300
23,000	Murphy Oil Corp.	1,850,350
23,000	Premcor, Inc.*	969,910

		3,753,560

Petroleum–Producing — 1.6%
43,000	Apache Corp.	2,174,510
40,000	Burlington Resources, Inc.	1,740,000
100,000	Chesapeake Energy Corp.	1,650,000
5,000	Cimarex Energy Co.*	189,500
51,000	Pogo Producing Co.	2,472,990
15,000	Range Resources Corp.	306,900
31,000	Suncor Energy, Inc.	1,097,400
62,000	Ultra Petroleum Corp.*	2,984,060

		12,615,360

Pharmacy Services — 0.5%
92,700	Caremark Rx, Inc.*	3,655,161

Publishing — 0.7%
44,000	Donnelley (R. R.) & Sons Co.	1,552,760
20,000	McGraw-Hill Companies, Inc. (The)	1,830,800
35,000	Meredith Corp.	1,897,000

		5,280,560

R.E.I.T. — 1.4%
24,000	American Home Mortgage Investment Corp.	822,000
15,000	CBL & Associates Properties, Inc.	1,145,250
30,000	iSTAR Financial Inc.	1,357,800
30,000	Macerich Company (The)	1,884,000
24,000	New Century Financial Corp.	1,533,840
54,000	ProLogis Trust	2,339,820
12,000	Regency Centers Corp.	664,800
18,000	Weingarten Realty Investors	721,800

		10,469,310

Shares		Value
Railroad — 1.6%
34,000	Burlington Northern Santa Fe Corp.	$1,608,540
102,500	CP Holders, Inc.	8,290,200
36,000	Canadian National Railway Co.	2,205,000

		12,103,740

Recreation — 0.9%
36,000	Brunswick Corp.	1,782,000
6,000	Polaris Industries Inc.	408,120
51,000	Shuffle Master, Inc.*	2,402,100
38,000	Royal Caribbean Cruises Ltd.	2,068,720

		6,660,940

Restaurant — 2.3%
120,000	Applebee’s International, Inc.	3,174,000
26,500	Brinker International, Inc.*	929,355
80,000	McDonald’s Corp.	2,564,800
45,000	P.F. Chang’s China Bistro, Inc.*	2,535,750
56,500	Sonic Corp.*	1,723,250
70,000	Starbucks Corp.*	4,365,200
45,000	Yum! Brands, Inc.	2,123,100

		17,415,455

Retail Automotive — 0.2%
28,600	Advance Auto Parts, Inc.*	1,249,248
8,000	O’Reilly Automotive, Inc.*	360,400

		1,609,648

Retail Building Supply — 0.9%
51,000	Fastenal Co.	3,139,560
64,000	Hughes Supply, Inc.	2,070,400
31,000	Lowe’s Companies, Inc.	1,785,290

		6,995,250

Retail–Special Lines — 3.4%
38,000	Aeropostale, Inc.*	1,118,340
110,000	Bed Bath & Beyond Inc.*	4,381,300
32,000	Chicos FAS Inc.*	1,456,960
59,000	Claire’s Stores, Inc.	1,253,750
125,000	Coach, Inc.*	7,050,000
33,000	Guitar Center, Inc.*	1,738,770
70,000	PETsMART, Inc.	2,487,100
58,000	Quiksilver, Inc*	1,727,820
16,000	Ross Stores, Inc.	461,920
68,000	TJX Companies, Inc. (The)	1,708,840
53,000	Urban Outfitters Inc.*	2,353,200
24,000	Williams Sonoma Inc.*	840,960

		26,578,960

Retail Store — 0.5%
46,500	Penney (J.C.) Co., Inc.	1,925,100
36,000	Target Corp.	1,869,480

		3,794,580

Securities Brokerage — 0.5%
20,000	Bear Stearns Companies, Inc. (The)	2,046,200
22,000	Legg Mason, Inc.	1,611,720

		3,657,920

Semiconductor — 0.2%
80,000	ATI Technologies, Inc.*	1,551,200

Shoe — 0.4%
21,000	Nike, Inc. Class “B”	1,904,490
14,000	Timberland Co.*	877,380

		2,781,870

See notes to financial statements.

■	Value Line Strategic Asset Management Trust

Schedule of Investments (Continued)

December 31, 2004

Shares		Value
Telecommunications Equipment — 0.3%
14,000	Tekelec, Inc.*	$286,160
51,000	Marvell Technology Group Ltd.*	1,808,970

		2,095,130

Telecommunication Services — 1.0%
62,000	Crown Castle International Corp.*	1,031,680
39,000	Dycom Industries, Inc.*	1,190,280
36,000	NII Holdings, Inc.*	1,708,200
73,000	Sprint Corp.	1,814,050
60,000	Western Wireless Corp. Class “A”*	1,758,000

		7,502,210

Thrift — 1.1%
90,200	Golden West Financial Corp.	5,540,084
129,000	Sovereign Bancorp, Inc.	2,908,950

		8,449,034

Tire & Rubber — 0.2%
24,000	Carlisle Companies, Inc.	1,558,080

Toiletries/Cosmetics — 0.4%
64,000	Nu Skin Enterprises, Inc. Class “A”	1,624,320
37,000	Regis Corp.	1,707,550

		3,331,870

Trucking — 0.7%
28,000	CNF, Inc.	1,402,800
43,000	Hunt (J.B.) Transport Services, Inc.	1,928,550
33,000	Yellow Roadway Corp.*	1,838,430

		5,169,780

Wireless Networking — 0.2%
16,000	Research In Motion Ltd.*	1,318,720

	Total Common Stocks (Cost $348,453,052)	531,021,789

U.S. Treasury Obligations — 1.9%
Principal Amount		Value
$ 2,000,000	U.S. Treasury Notes 3.50%, due 11/15/06	2,016,876
3,000,000	U.S. Treasury Notes 4.00%, due 11/15/12	2,994,960
8,000,000	U.S. Treasury Bonds 6.125%, due 11/15/27	9,343,440

	Total U.S. Treasury Obligations (Cost $13,408,140)	14,355,276

U.S. Government Agency Obligations — 8.6%
$ 7,000,000	Private Export Funding Corp. Series “J” 7.650%, due 5/15/06	7,419,741
4,000,000	Federal National Mortgage Association 3.31%, due 1/26/07	4,001,568
6,000,000	Federal Home Loan Mortgage Corp. 4.875%, due 3/15/07	6,195,048
8,000,000	Federal National Mortgage Association 5.250%, due 4/15/07	8,335,488
4,000,000	Federal Home Loan Mortgage Association 3.25%, due 11/2/07	3,980,128
6,000,000	Federal Home Loan Bank 3.05% (until 11/9/05 4% thereafter) due 11/9/07	5,987,280

Principal Amount		Value
$ 4,000,000	Federal Home Loan Bank 3.30% due 12/28/07	$3,927,756
5,000,000	Federal National Mortgage Association 3.250%, due 1/15/08	4,961,565
10,000,000	Federal National Mortgage Association Pool #380188 6.450%, due 4/1/08	10,510,940
2,000,000	Federal Home Loan Mortgage Corp. 5.875%, due 3/21/11	2,159,298
4,000,000	Federal Home Loan Mortgage Corp. 5.250%, due 11/5/12	4,067,200
2,000,000	Federal Home Loan Mortgage Corp. 4.500%, due 1/15/13	2,016,702
2,996,442	Federal National Mortgage Association Pool #802813, 5%, 11/1/34	2,974,512

	Total U.S. Government Agency Obligations (Cost $65,109,452)	66,537,226

Corporate Notes — 0.7%
$ 6,000,000	SLM Corporation Floating Rate Notes, 4.16%,** due 4/1/14	5,845,020

	Total Corporate Notes (Cost $5,957,914)	5,845,020

	Total Investment Securities — 79.9% (Cost $432,928,558)	617,759,311

Short-Term Investments — 20.2%
U.S. Government Agency Obligations — 4.5%
$ 15,000,000	Federal Home Loan Bank 2.26%, discount note due 1/14/05	14,987,758
10,000,000	Federal Home Loan Bank 2.265%, discount note due 1/19/05	9,988,675
10,000,000	Federal Home Loan Bank 2.14%, discount note due 1/21/05	9,988,111

		34,964,544

Corporate Bonds — 0.7%
5,000,000	Nebhelp, Inc. Series A-2 2.40%, 1/5/05***	5,000,000

Repurchase Agreements — 15.0% (including accrued interest)
$ 39,000,000	Collateralized by $33,964,000 U.S. Treasury Bonds 6.125%, due 11/15/27, with a value of $39,848,327 (with UBS Warburg LLC, 1.50%, dated 12/31/04, due 1/3/05, delivery value $39,004,875)	39,001,625
40,300,000	Collateralized by $38,425,000 U.S. Treasury Notes 4.875%, due 2/15/12, with a value of $41,312,878 (with Morgan Stanley Co., Inc., 1.40%, dated 12/31/04, due 1/3/05, delivery value $40,304,702)	40,301,568
37,000,000	Collateralized by $26,535,000 U.S. Treasury Notes 12.50%, due 8/15/14, with a value of $37,787,498 (with State Street Bank and Trust Co., 1.45%, dated 12/31/04, due 1/3/05, delivery value $37,004,471)	37,001,490

		116,304,683

See notes to financial statements.

■	Value Line Strategic Asset Management Trust

Schedule of Investments (Continued)

December 31, 2004

Total Short-Term Investments (Cost $156,269,227)	$156,269,227
Excess of Liabilities Over Cash and Other Assets — (0.1%)	(487,851)

Net Assets — 100.00%	$773,540,687

Net Asset Value Per Outstanding Share ($773,540,687 ÷ 37,800,411 shares outstanding)	$20.46

*	Non-income producing security.
**	Rate at 12/31/04, Floating Rate changes quarterly.
***	Rate at 12/31/04, Rate changes weekly.

Glossary:

ADR — American Depositary Receipts.

See notes to financial statements.

■	Value Line Strategic Asset Management Trust

Statement of Assets and Liabilities

December 31, 2004

ASSETS:
Investment securities, at value (cost $432,928,558)	$617,759,311
Short-term investments (cost $156,269,227)	156,269,227
Cash	67,428
Receivable for securities sold	4,533,367
Interest and dividends receivable	1,192,488
Prepaid expense	18,056
Receivable for trust shares sold	8,899

Total Assets	779,848,776

LIABILITIES:
Payable for securities purchased	5,348,362
Payable for trust shares repurchased	301,252
Accrued expenses:
Advisory fee	325,464
Service and distribution plan fees	260,371
Other	72,640

Total Liabilities	6,308,089

Net Assets	$773,540,687

NET ASSETS CONSIST OF:
Shares of beneficial interest, at $0.01 par value (authorized unlimited, outstanding 37,800,411 shares)	$378,004
Additional paid-in capital	624,953,293
Undistributed net investment income	3,279,437
Accumulated net realized loss on investments	(39,900,800)
Net unrealized appreciation of investments	184,830,753

Net Assets	$773,540,687

Net Asset Value Per Outstanding Share
($773,540,687 ÷ 37,800,411 shares of beneficial interest outstanding)	$20.46

Statement of Operations

Year Ended

December 31, 2004

INVESTMENT INCOME:
Interest	$5,983,515
Dividends (Net of foreign withholding tax of $26,925)	4,491,428

Total Income	10,474,943

Expenses:
Advisory fee	3,843,025
Service and distribution plan fees	3,074,420
Custodian fees	106,911
Insurance	88,122
Auditing and legal fees	61,328
Trustees’ fees and expenses	20,920
Other	17,285

Total Expenses Before Custody Credits	7,212,011
Less: Custody Credits	(2,088)

Net Expenses	7,209,923

Net Investment Income	3,265,020

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain	57,399,799
Net change in unrealized appreciation	27,233,318

Net Realized Gain and Change in Unrealized Appreciation on Investments	84,633,117

NET INCREASE IN NET ASSETS FROM OPERATIONS	$87,898,137

See notes to financial statements.

■	Value Line Strategic Asset Management Trust

Statements of Changes in Net Assets

for the Years Ended December 31, 2004 and 2003

	Year Ended December 31,
	2004	2003
Operations:
Net investment income	$3,265,020	$2,640,683
Net realized gain on investments	57,399,799	24,291,823
Change in net unrealized appreciation	27,233,318	88,625,417

Net increase in net assets from operations	87,898,137	115,557,923

Distributions to Shareholder:
Net investment income	(2,609,963)	(5,609,063)

Trust Share Transactions:
Proceeds from sale of shares	19,935,376	23,883,497
Proceeds from reinvestment of dividends and distributions to shareholder	2,609,963	5,609,063
Cost of shares repurchased	(123,066,307)	(138,769,985)

Net decrease from trust share transactions	(100,520,968)	(109,277,425)

Total (Decrease) Increase in Net Assets	(15,232,794)	671,435

NET ASSETS:

Beginning of year	788,773,481	788,102,046

End of year	$773,540,687	$788,773,481

Undistributed Net Investment Income, at End of Year	$3,279,437	$2,609,303

See notes to financial statements.

■	Value Line Strategic Asset Management Trust

Notes to Financial Statements

December 31, 2004

1. Significant	Accounting Policies

Value Line Strategic Asset Management Trust (the “Trust”) is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended, which seeks to achieve a high total investment return consistent with reasonable risk by investing primarily in a broad range of common stocks, bonds and money market instruments. The Trust will attempt to achieve its objective by following an asset allocation strategy based on data derived from computer models for the stock and bond markets that shifts the assets of the Trust among equity, debt and money market securities as the models indicate and its investment adviser, Value Line, Inc. (the “Adviser”), deems appropriate.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

(A)  Security Valuation

Securities listed on a securities exchange are valued at the closing sales price on the date as of which the net asset value is being determined. Securities traded on the NASDAQ Stock market are valued at the NASDAQ Official Closing Price. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices.

The Board of Trustees has determined that the value of bonds and other fixed-income securities be calculated on the valuation date by reference to valuations obtained from an independent pricing service which determines valuations for normal institutional-size trading units of debt securities, without exclusive reliance upon quoted prices. This service takes into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data in determining valuations.

Short-term instruments with maturities of 60 days or less are valued at amortized cost which approximates market value. Short-term instruments with maturities greater than 60 days, at the date of purchase, are valued at the midpoint between the latest available and representative asked and bid prices, and commencing 60 days prior to maturity such securities are valued at amortized cost.

Other assets and securities for which market valuations are not readily available are valued at fair value as the Board of Trustees may determine in good faith. In addition, the Trust may use the fair value of a security when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of a security due to factors affecting one or more relevant securities markets or the specific issuer.

(B)  Repurchase Agreements

In connection with transactions in repurchase agreements, the Trust’s custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Trust has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

(C)  Federal Income Taxes

It is the Trust’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(D)  Dividends and Distributions

It is the Trust’s policy to distribute to its shareholders, as dividends and as capital gains distributions, all the net investment income for the year and all the net capital gains realized by the Trust, if any. Such distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. All dividends or distributions will be payable in shares of the Trust at the net asset value on the ex-dividend date. This policy is, however, subject to change at any time by the Board of Trustees.

(E)  Investments

Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income on

■	Value Line Strategic Asset Management Trust

Notes to Financial Statements (Continued)

December 31, 2004

investments, adjusted for amortization of discount and premium, is earned from settlement date and recognized on the accrual basis. Dividend income is recorded on the ex-dividend date. Dividends received in excess of income are recorded as a reduction of cost of investments and/or realized gain on Real Estate Investment Trusts (REITs).

(F) Representations and Indemnifications

In the normal course of business the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

2.	Trust Share Transactions, Dividends and Distributions

Shares of the Trust are available to the public only through the purchase of certain contracts issued by The Guardian Insurance and Annuity Company, Inc. (GIAC). Transactions in shares of beneficial interest in the Trust were as follows:

	Year Ended December 31, 2004	Year Ended December 31, 2003
Shares sold	1,047,012	1,398,499
Shares issued in reinvestment of dividends and distributions	139,347	330,139

	1,186,359	1,728,638
Shares repurchased	(6,481,724)	(8,450,845)

Net decrease	(5,295,365)	(6,722,207)

Dividends per share from net investment income	$.065	$.125

3. Purchases	and Sales of Securities

Purchases and sales of investment securities, excluding short-term investments, were as follows:

Year Ended December 31, 2004
PURCHASES:
U.S. Treasury and U.S. Government Agency Obligations	$24,964,899
Other Investment Securities	233,459,120

$258,424,019

SALES:
U.S. Treasury and U.S. Government Agency Obligations	$43,027,777
Other Investment Securities	280,233,162

$323,260,939

4. Income	Taxes

At December 31, 2004, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$589,293,466

Gross tax unrealized appreciation	$186,283,346
Gross tax unrealized depreciation	(1,548,274)

Net tax unrealized appreciation on Investments	$184,735,072

Undistributed ordinary income	$3,279,437

Capital loss carryforward expiring December 31, 2008	$39,805,119

During the year ended December 31, 2004 the Trust utilized capital loss carryforwards of $57,399,799. To the extent future capital gains are offset by capital losses, the Trust does not anticipate distributing any such gains to shareholders.

Net investment income and net realized gain (loss) differ for financial statement and tax purposes primarily due to differing treatment of bond discounts and premiums.

The tax composition of dividends for the years ended December 31, 2004 and 2003 were as follows:

	2004	2003
Ordinary Income	$2,609,963	$5,609,063

5.	Investment Advisory Contract, Management Fees and Transactions with Affiliates

An advisory fee of $3,843,025 was paid or payable to Value Line, Inc. (the “Adviser”), the Trust’s investment adviser, for the year ended December 31, 2004. This was computed at the rate of 1/2 of 1% of the average daily net assets of the Trust during the period and paid monthly. The Adviser provides research, investment programs, supervision of the investment portfolio and pays costs of administrative services, office space, equipment and compensation of administrative, bookkeeping, and clerical personnel necessary for managing the affairs of the Trust. The Adviser also provides persons, satisfactory to the Trust’s Board of Trustees, to act as officers and employees of the Trust and pays their salaries and wages. The Trust bears all other costs and expenses.

The Trust has a Service and Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, for the payment of certain expenses incurred by Value Line Securities, Inc. (the “Distributor”), a

■	Value Line Strategic Asset Management Trust

Notes to Financial Statements (Continued)

December 31, 2004

wholly-owned subsidiary of the Adviser, in advertising marketing and distributing the Trust’s shares and for servicing the Trust’s shareholders at an annual rate of 0.40% of the Trust’s average daily net assets. For the year ended December 31, 2004, fees amounting to $3,074,420 were paid or payable to the Distributor under this plan.

For the year ended December 31, 2004, the Trust’s expenses were reduced by $2,088 under a custody credit arrangement with the Custodian.

Certain officers and directors of the Adviser and Value Line Securities, Inc. (the “Distributor” and a registered broker/dealer) are also officers and trustees of the Trust. For the year ended December 31, 2004, the Trust paid brokerage commissions totaling $230,549 to the Distributor which clears its transactions through unaffiliated brokers.

■	Value Line Strategic Asset Management Trust

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:

	Years Ended December 31,
	2004	2003	2002	2001	2000
Net asset value, beginning of year	$18.30	$15.82	$18.36	$23.62	$29.39

Income from investment operations:
Net investment income	.09	.07	.13	.24	.68
Net gains (losses) on securities (both realized and unrealized)	2.13	2.53	(2.45)	(3.25)	.17

Total from investment operations	2.22	2.60	(2.32)	(3.01)	.85

Less distributions:
Dividends from net investment income	(.06)	(.12)	(0.22)	(.69)	(0.62)
Distributions from net realized gains	—	—	—	(1.56)	(6.00)

Total distributions	(.06)	(.12)	(0.22)	(2.25)	(6.62)

Net asset value, end of year	$20.46	$18.30	$15.82	$18.36	$23.62

Total return**	12.19%	16.53%	(12.53)%	(12.92)%	1.95%

Ratios/supplemental data:
Net assets, end of year (in thousands)	$773,541	$788,773	$788,102	$1,113,568	$1,489,962
Ratio of expenses to average net assets (1)	0.94%	.96%	.73%	.56%	.57%
Ratio of net investment income to average net assets	0.42%	35%	.59%	.96%	2.54%
Portfolio turnover rate	41%	30%	35%	69%	88%

(1)	Ratio reflects expenses grossed up for custody credit arrangement. The ratio of expenses to average net assets net of custody credits would not have changed.
**	Total returns do not reflect the effects of charges deducted under the terms of GIAC’s variable contracts. Including such charges would reduce the total returns for all periods shown.

■	Value Line Strategic Asset Management Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Value Line Strategic Asset Management Trust

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Value Line Strategic Asset Management Trust (the “Fund”) at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 15, 2005

■	Value Line Strategic Asset Management Trust

Management Information

The following table sets forth information on each Director and Officer of the Fund. Each Director serves as a director or trustee of each of the 14 Value Line Funds and oversees a total of 15 portfolios. Each Director serves until his or her successor is elected and qualified.

Name, Address and Age	Position	Length of Time Served	Principal Occupation During the Past 5 Years	Other Directorships Held by Director

Interested Directors*

Jean Bernhard Buttner Age 70	Chairman of the Board of Directors and President	Since 1983	Chairman, President and Chief Executive Officer of Value Line, Inc. (the “Adviser”) and Value Line Publishing, Inc.; Chairman and President of each of the 14 Value Line Funds and Value Line Securities Inc. (the “Distributor”)	Value Line, Inc.

Marion N. Ruth 5 Outrider Road Rolling Hills, CA 90274 Age 70	Director	Since 2000	Real Estate Executive: President, Ruth Realty (real estate broker); Director of the Adviser since 2000.	None

Non-Interested Directors

John W. Chandler 1611 Cold Spring Rd. Williamstown, MA 01267 Age 81	Director	Since 1991	Consultant, Academic Search Consultation Service, Inc.; Trustee Emeritus and Chairman (1993-1994) of the Board of Trustees of Duke University; President Emeritus, Williams College.	None

Frances T. Newton 4921 Buckingham Drive Charlotte, NC 28209 Age 63	Director	Since 2000	Customer Support Analyst, Duke Power Company.	None

Francis Oakley 54 Scott Hill Road Williamstown, MA 01267 Age 73	Director	Since 2000	Professor of History, Williams College, 1961 to present. President Emeritus since 1994 and President, 1985-1994; Chairman (1993-1997) and Interim President (2002) of the American Council of Learned Societies.	Berkshire Life Insurance Company of America

David H. Porter 5 Birch Run Drive Saratoga Springs, NY 12866 Age 69	Director	Since 1997	Visiting Professor of Classics, Williams College, since 1999; President Emeritus, Skidmore College since 1999 and President, 1987-1998.	None

Paul Craig Roberts 169 Pompano St. Panama City Beach, FL 32413 Age 66	Director	Since 1983	Chairman, Institute for Political Economy.	A. Schulman Inc. (plastics)

Nancy-Beth Sheerr 1409 Beaumont Drive Gladwyne, PA 19035 Age 56	Director	Since 1996	Senior Financial Advisor, Hawthorne, Since 2001; Chairman, Radcliffe College Board of Trustees, 1990-1999.	None

*	Mrs. Buttner is an “interested person” as defined in the Investment company Act of 1940 by virtue of her positions with the Adviser and her indirect ownership of a controlling interest in the Adviser; Mrs. Ruth is an interested person by virtue of having been a director of the Adviser. Unless otherwise indicated, the address for each of the above is 220 East 42nd Street, New York, NY 10017.

■	Value Line Strategic Asset Management Trust

Management Information (Continued)

Name, Address and Age	Position	Length of Time Served	Principal Occupation During the Past 5 Years

Officers

Stephen E. Grant Age 51	Vice President	Since 1991	Portfolio Manager with the Adviser.

Jeffrey Geffen Age 55	Vice President	Since 2003	Portfolio Manager with the Adviser since 2001; Vice President Investments, Morgan Stanley Dean Witter Advisors, 1989-2001.

David T. Henigson Age 46	Vice President, Secretary and Treasurer	Since 1994	Director, Vice President and Compliance Officer of the Adviser. Director and Vice President of the Distributor. Vice President, Secretary Treasurer and Chief Compliance Officer of each of the 14 Value Line Funds.

■	Value Line Strategic Asset Management Trust

Proxy Voting

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling 1-800-243-2729 or on the SEC’s website (http://www.sec.gov). Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available on the SEC’s website at http://www.sec.gov or at the Trust’s website at http://vlfunds.com.

Item 2. Code of Ethics

(a) The Registrant has adopted a Code of Ethics that applies to its principal executive officer, and principal financial officer and principal accounting officer.

(f) Pursuant to item 12(a), the Registrant is attaching as an exhibit a copy of its Code of Ethics that applies to its principal executive officer, and principal financial officer and principal accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an Audit Committee Financial Expert serving on its Audit Committee.

(2) The Registrant’s Board has designated John W. Chandler, a member of the Registrant’s Audit Committee, as the Registrant’s Audit Committee Financial Expert. Mr. Chandler is an independent director who is a senior consultant with Academic Search Consultation Service. He spent most of his professional career at Williams College, where he served as a faculty member, Dean of the Faculty, and President (1973-85). He also served as President of Hamilton College (1968-73), and as President of the Association of American Colleges and Universities (1985-90). He has also previously served as Trustee Emeritus and Chairman of the Board of Trustees of Duke University.

A person who is designated as an “audit committee financial expert” shall not make such person an “expert” for any purpose, including without limitation under Section 11 of the Securities Act of 1933 or under applicable fiduciary laws, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees 2004 - $8,891; Audit Fees 2003 - $29,140.

(b) Audit-Related fees – None.

(c) Tax Preparation Fees 2004 -$3,040; Tax Preparation Fees 2003 - $6,840.

(d) All Other Fees – None

(e) (1)	Audit Committee Pre-Approval Policy. All services to be performed for the Registrant by PricewaterhouseCoopers LLP must be pre-approved by the audit committee. All services performed during 2004 and 2003 were pre-approved by the committee.

(e) (2)	Not applicable.

(f) Not applicable.

(g) Aggregate Non-Audit Fees 2004 -$3,040; Aggregate Non-Audit Fees 2003- $6,840.

(h) Not applicable.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-2(c) under the Act (17 CFR 270.30a-2(c) ) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report, are appropriately designed to ensure that material information relating to the registrant is made known to such officers and are operating effectively.

(b)	The registrant’s principal executive officer and principal financial officer have determined that there have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including corrective actions with regard to significant deficiencies and material weaknesses.

Item 12. Exhibits.

(a)	Code of Business Conduct and Ethics for Principal Executive and Senior Financial Officers attached hereto as Exhibit 100.COE

(b) (1)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2) attached hereto as Exhibit 99.CERT.

(2)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By	/s/ Jean B. Buttner
Jean B. Buttner, President

Date: March 4, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jean B. Buttner
Jean B. Buttner, President, Principal Executive Officer

By:	/s/ David T. Henigson
David T. Henigson, Vice President, Treasurer, Principal Financial Officer

Date: March 4, 2005